Exhibit 99.1

The Getty Family and Koch Equity Development Commit to Equity Investment of up to $533 Million in Getty Images, Reflecting Confidence in Long-Term Growth Potential

Getty Images Secures Support of All Major Financial Stakeholder Groups on

Comprehensive Restructuring Transactions to Strengthen Balance Sheet and Drive Growth

Restructuring Support Agreement Provides for Implementation of Transactions Through
Expedited Prepackaged Plan of Reorganization Process

Process to Address Non-Operating Legal Liabilities While Maintaining Operational Strength

No Impact on Company Operations, Employees, Contributors, Partners, Customers or Vendors;
Payments Expected to Continue in the Ordinary Course

NEW YORK, 12 October 2026 – Getty Images Holdings, Inc. (OTCPK: GETY) (“Getty Images” or the “Company”), a preeminent global visual content creator and marketplace, today announced that it has reached agreement with all of its major financial stakeholder groups on the terms of a comprehensive restructuring that includes a series of transactions to strengthen the Company’s balance sheet and support its future growth.

Under the Restructuring Support Agreement (“RSA”), members of the Getty Family, through certain of their affiliated entities, and affiliates of Koch Equity Development (“KED”) (together, the “Equity Investors”) have committed to invest up to $533 million of new equity, noteholders representing 83.5% of the Company’s unsecured bonds have agreed to significantly reduce outstanding debt through the retirement of $270 million of outstanding senior unsecured notes, and holders representing approximately 89% of the Company’s secured bonds and term loans, and 100% of revolving credit facility lenders have agreed to reduce interest obligations and extend debt maturities on the Company’s secured debt. The RSA is the successful culmination of collaborative discussions with key stakeholders across the Company’s capital structure. Upon completion of the restructuring, Getty Images will become a privately held company, with the Equity Investors owning 100% of the reorganized Company upon emergence.

“Getty Images is uniquely trusted around the world as the unparalleled leader in premium visual content,” said Mark Getty, Co-Founder and Chairman of the Board. “This transformational transaction is underpinned by the strength of the business and the significant growth potential we see ahead. I am pleased to continue our strong partnership with Koch Equity Development and the lender groups to provide capital structure improvements that will enable us to build on our solid foundation and seize new growth opportunities.”

“Getty Images is a unique and critical source of authentic imagery for its customers,” said Mike Harris, Senior Managing Director and Co-Head, Koch Equity Development. “We remain confident in the company’s future and fully support this transaction alongside the Getty family. This equity investment will provide Getty Images with a firm financial foundation and greater flexibility to continue investing in its employees, customers, contributors, and future growth.”

“Over more than 30 years, Getty Images has operated an extremely successful and highly differentiated business,” said Craig Peters, Chief Executive Officer of Getty Images. “Core pillars of our success are the longstanding commitment of our customers and partners, the deep expertise and creativity of our team and content contributors, and the uniqueness of our archive. This transaction speaks to another pillar: the steadfast support of the Getty family, Koch Equity Development, and our lenders. Their commitment to achieving this transaction and an enhanced balance sheet will enable us to accelerate investment into the business and better position Getty Images for long-term success.”

To implement the transactions provided for in the RSA, the Company plans to solicit approval of the agreed-upon plan of reorganization (the “Plan”), which implements its terms, in the coming days and subsequently commence a prepackaged Chapter 11 filing process in the coming weeks. The requisite majority of creditors have committed to vote in favor of the Plan. The filing will be limited to certain of the Company’s U.S. entities. Getty Images intends to move through the process, which will address the Company’s non-operating legal liabilities while maintaining its operational strength, on an expedited basis. The restructuring is expected to be completed by year end.

Through the process, Getty Images will continue to operate in the normal course, supported by financing from KED of up to $143 million to fund the restructuring, as well as cash generated from ongoing operations. Under the Plan, vendors will be unaffected and paid in full in the ordinary course of business. There is no anticipated impact on content contributors, partners, customers, or employees across the Company’s worldwide network.

The RSA and related disclosure materials are available here. Additional details regarding the RSA will be provided in the Company’s Form 8-K to be filed with the U.S. Securities and Exchange Commission.

Advisors

Simpson Thacher & Bartlett and Cole Schotz P.C. are serving as counsel, Guggenheim Securities, LLC is serving as investment banker, Alvarez & Marsal North America, LLC is serving as financial advisor, and Kekst CNC is serving as strategic communications advisor to the Company. Gibson, Dunn & Crutcher LLP is serving as legal counsel and Houlihan Lokey Capital, Inc. is serving as investment banker to the ad hoc group of secured creditors. Jones Day is serving as legal advisor, and Rothschild & Co is serving as financial advisor to KED. Paul, Weiss, Rifkind, Wharton and Garrison LLP is serving as legal advisor, and Moelis & Company LLC is serving as financial advisor to members of the Getty Family, through certain of their affiliated entities.

About Getty Images

Getty Images (OTCPK: GETY) is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with over 600,000 content creators and over 360 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

Through its best-in-class creative library and Custom Content solutions, Getty Images helps customers elevate their creativity and entire end-to-end creative process to find the right visual for any need. With the adoption and distribution of generative AI technologies and tools trained on permissioned content that include indemnification and perpetual, worldwide usage rights, Getty Images and iStock customers can use text to image generation to ideate and create commercially safe compelling visuals, further expanding Getty Images capabilities to deliver exactly what customers are looking for.

For company news and announcements, visit our Newsroom.

About Koch Equity Development

Koch Equity Development is the principal investment and acquisition arm of Koch, Inc. (“Koch”), one of the largest privately held businesses in America. Since 2012, KED has deployed more than $40 billion in equity investments and acquisitions. With revenues that have exceeded $125 billion, Koch companies employ about 130,000 people worldwide, with nearly half of those in the United States.

Forward-Looking Statements

Certain statements included in this press release are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the RSA, the Restructuring Transactions, the Plan, the anticipated commencement and timing of chapter 11 cases, the Financing, the New Equity Investment, the Exit Facilities and the expected treatment of claims and interests. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control.

These forward-looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to consummate the restructuring transactions on the terms set forth in the RSA or at all; the ability of the company to satisfy the conditions under the RSA and the other restructuring transactions and the risk that the restructuring transactions are terminated; the Company’s ability to obtain the requisite acceptances of the Plan and to obtain bankruptcy court approval of the financing, the Plan and other motions and requests filed in any chapter 11 cases; risks attendant to the chapter 11 process, including the effects of any chapter 11 cases on the Company’s liquidity, results of operations and business, and on its relationships with customers, content contributors, suppliers, employees and other third parties; objections to the restructuring transactions, the financing or other pleadings that could protract any chapter 11 cases; the length of time the Company will operate under chapter 11 protection; increased legal and other professional costs; the receipt of required regulatory approvals; the treatment of existing equity interests under the Plan, which would result in holders of the Common Stock not receiving or retaining any property on account of such interests; the outcome of the warrant litigation and related matters; the delisting of the Common Stock from the New York Stock Exchange and the limited trading market for the Common Stock on the OTC Pink Limited Market; the risk that the Company may lose the right to use “Getty Images” trademarks; the risks associated with the Company’s expression of substantial doubt about its ability to continue as a going concern; the Company’s ability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; the Company’s ability to attract and retain customers and key personnel; the risk that the Company operates in a highly competitive market; the legal, social and ethical issues relating to the use of new and evolving technologies, such as artificial intelligence; the risks of technological interruptions or cybersecurity vulnerabilities; changes in applicable laws or regulations; and other risks and uncertainties identified in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2026 (the “2025 Form 10-K”), and in the Company’s other filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

The risks described under the heading “Item 1A. Risk Factors” in the 2025 Form 10-K and in the Company’s other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Solicitation or Offer

Any new securities to be issued pursuant to the restructuring transactions may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws but may be issued pursuant to an exemption from such registration provided in the U.S. bankruptcy code and/or another exemption under the Securities Act and any state securities laws. Such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this press release a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and/or disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Media Contact

Getty Images

Anne Flanagan

Anne.Flanagan@gettyimages.com

Investor Contact

Getty Images

Steven Kanner

Investorrelations@gettyimages.com

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